Annual Report August 31, 1997

                              O P P E N H E I M E R

                                   Real Asset
                                      Fund




                                [Photo of Wheat]

                               [Oppenheimer Logo]

 Report highlights
--------------------------------------------------------------------------------

[bullet] 1st of Its Kind: Oppenheimer Real Asset Fund is the first open-ended mutual fund to give investors a way to invest in securities that mimic a broadly diversified portfolio of commodities.

[bullet] Diversification: The Fund invests in structured notes that provide exposure to approximately 22 different physical commodities in five major market sectors: energy, agriculture, livestock, industrial metals and precious metals.

[bullet] We believe that commodities represent a fourth major investment asset class--following stocks, bonds and cash.


Contents

 3     President's Letter               --------------------------------
                                         Total Returns
 4     Fund Performance                 --------------------------------

 6     An Interview                     For the Period Ended 8/31/97(1)
       with the Fund's
       Managers                         Class A
                                         Since Inception on 3/31/97
10     Statement of
       Investments                      --------------------------------
                                         3.10%
12     Statement of                     --------------------------------
       Assets &
       Liabilities                      Class B
                                         Since Inception on 3/31/97
14     Statement of
       Operations                       --------------------------------
                                         2.70%
15     Statement of                     --------------------------------
       Changes in
       Net Assets                       Class C
                                         Since Inception on 3/31/97
16     Financial Highlights
                                        --------------------------------
17     Notes to Financial                2.60%
       Statements                       --------------------------------

24     Independent                      Class Y
       Auditors' Report                  Since Inception on 3/31/97

25     Federal Income                   --------------------------------
       Tax Information                   3.10%
                                        --------------------------------
26     Officers &
       Trustees

28     Information &
       Services

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2  Oppenheimer Real Asset Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OF JAMES C. SWAIN]

James C. Swain
Chairman
Oppenheimer
Real Asset Fund

[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer
Real Asset Fund

As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our easy-to-read shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ James C. Swain            /s/ Bridget A. Macaskill

James C. Swain                Bridget A. Macaskill
September 22, 1997


3  Oppenheimer Real Asset Fund

 Performance update
--------------------------------------------------------------------------------

Oppenheimer Real Asset                        -------------------------------
Fund is designed to add                        Cumulative Total Returns
diversification across the                    -------------------------------
major commodity markets
for investment portfolios.                    For the Period Ended 9/30/97(1)
Exposure to real assets
(i.e., investments linked to                  Class A
energy, agriculture, livestock,                Since Inception on 3/31/97
industrial and precious
metals) can provide                           -------------------------------
individual investors with                      (1.51)%
additional portfolio                          -------------------------------
diversification, the potential
for capital appreciation and                  Class B
potential protection from                      Since Inception on 3/31/97
inflation.
                                              -------------------------------
                                               (1.00)%
                                              -------------------------------

                                              Class C
                                               Since Inception on 3/31/97

                                              -------------------------------
                                               2.80%
                                              -------------------------------

                                              Class Y
                                               Since Inception on 3/31/97

                                              -------------------------------
                                               4.50%
                                              -------------------------------

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 5.75%. Class A shares were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (since inception on 3/31/97). Class C returns include the contingent deferred sales charge of 1% since inception on 3/31/97. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge, and Class A shares are subject to an annual 0.25% service fee.


4  Oppenheimer Real Asset Fund

 Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Real Asset Fund is for investors who are looking for portfolio diversity and long-term growth for their investment portfolio.

Portfolio Composition(2)

What We Look For

[bullet] Securities that mimic the performance of commodities.

[bullet] Short-term fixed-income instruments to provide liquidity.

[bullet] Current supply and demand imbalances which could affect the value of certain investments.

Sector Weights
(Percentage of commodity-linked notes)(2)
 .........................................
 Energy                             54.5%
 .........................................
 Agriculture                        24.6
 .........................................
 Livestock                          12.2
 .........................................
 Industrial Metals                   7.3
 .........................................
 Precious Metals                     1.4
 .........................................

[PIE CHART]

 U.S. Treasuries,
 Agencies & Mortgages    55.5%

 Commodity-Linked
 Notes                   41.9

 Cash Equivalents         2.6


2. Portfolio data are as of 8/31/97, and are subject to change. Portfolio data are dollar-weighted based on market value of investments.


5  Oppenheimer Real Asset Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------
-----------------------------------------
"In our opinion,
the long-term
outlook for
commodities
is excellent."
-----------------------------------------

How has the Fund performed since its inception?

Oppenheimer Real Asset Fund commenced operations on March 31, 1997. Since then, the Fund's Class A shares have provided a cumulative return of 3.10% before sales charges for the five-month period ended August 31, 1997.(1) These results are consistent with the performance of our benchmark, the Goldman Sachs Commodity Index,(2) which provided a return of 4.03% over the same period.

Why did OppenheimerFunds introduce the Real Asset Fund?

Oppenheimer Real Asset Fund is the first open-ended mutual fund to give investors a way to invest in securities linked to a broadly diversified portfolio of commodities without incurring the high levels of risk traditionally associated with this marketplace. We created the Fund because it is an important part of OppenheimerFunds' philosophy of providing shareholders with the "Right Way to Invest."

        Here's what we mean. Over the past several years, individual investors have become more aware of what institutional investors have known for some time: allocating assets among different types of investments can help maximize long-term returns and reduce short-term risks. Academic studies have proven that this is the case with portfolios diversified among stocks, bonds and cash. At OppenheimerFunds, we believe that commodities represent a fourth major asset class that can offer investors the potential for profits when commodity prices rise.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. The Goldman Sachs Commodity Index (GSCI[RegTM]) is a registered trademark of Goldman Sachs & Co.


6  Oppenheimer Real Asset Fund

[Photo of Russell Read & Mark Anson]

Portfolio Management
Team (l to r)
Russell Read
Mark Anson
(Fund Managers)

Perhaps more important, though, are commodities' potential benefits when stocks and bonds are declining. Historically, commodities' long-term price movements are generally uncorrelated with stocks and bonds in declining markets. Therefore, commodities may help cushion losses in declining stock and bond markets, without necessarily sacrificing returns in rising financial markets.

How is the Fund managed?

Oppenheimer Real Asset Fund primarily invests in privately negotiated bonds that are linked to physical commodity products. These bonds behave like fixed-income securities in every respect except one: their value upon maturity or redemption generally depends upon the returns in the physical commodity markets. If commodities rise or fall in value, for example, then the value of these bonds should also rise or fall in a similar, though not exact, manner.

        Using these innovative securities, the Fund is diversified among 22 different physical commodities in five major market sectors: energy products; agricultural products; livestock; industrial metals; and precious metals. Our "neutral" allocation among these commodities and sectors matches the weighted averages maintained by the Goldman Sachs Commodity Index (GSCI). Depending on our outlook for any particular market, we will overweight or underweight our exposure relative to the GSCI.


7  Oppenheimer Real Asset Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------
-----------------------------------------
"Commodities
can help cushion
losses in
declining stock
 and bond
markets . . ."
-----------------------------------------

How have commodities performed so far in 1997?

The performance of the individual sectors has been mixed in a low-inflation environment that has generally favored financial assets. The energy sector, the single most important sector in the Fund at 8/31/97, has seen significant declines in petroleum and natural gas prices since last winter. The agricultural sector includes wheat, corn, cotton, soybeans, coffee, cocoa and sugar. Record harvests of wheat, corn and soybeans have constrained prices in this sector. Livestock includes live cattle and lean hogs. In the livestock sector, we are seeing strong worldwide demand, particularly from emerging market countries with greater wealth and ability to consume the product. Industrial metals such as aluminum, copper, zinc, tin, nickel and lead have generally benefited from growing demand from manufacturers worldwide. The final sector, precious metals, includes gold, silver and platinum. Prices of these commodities have been flat for some time, primarily because they are viewed as financial instruments that can help shelter wealth during periods of inflation and economic instability.


8  Oppenheimer Real Asset Fund

-----------------------------------------
". . . without
necessarily
sacrificing returns
in rising financial
markets."
-----------------------------------------

What is your outlook for the future?

We are very optimistic about the future prospects of commodities. We believe the short-term outlook is good because, after a lengthy period of outperformance by financial assets, many investors want alternatives to stocks and bonds. Rising demand, combined with the recent end of the 15-year bear market in commodities, should make positive returns likely over the near to intermediate term. We believe that many commodities are presently undervalued, and that financial assets such as stocks may be overvalued. Therefore, we view commodities as an excellent way to protect diversified investment portfolios from the full brunt of any financial market declines.

        The long-term outlook for commodities is also excellent, in our opinion. As worldwide demand for food, energy and metals rises, manufacturers and others should be forced to compete for a limited supply of these commodities. This may be especially true as the emerging nations of Asia, Latin America and Eastern Europe build their infrastructures and ramp-up their economies to compete globally. Similarly, increased prosperity in both emerging and industrialized nations should increase demand for food, energy, precious metals and other resources that support a middle-class lifestyle.


9  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Statement of Investments  August 31, 1997
--------------------------------------------------------------------------------

                                                             Face         Market Value
                                                             Amount       See Note 1
======================================================================================
Mortgage-Backed Obligations--41.8%
--------------------------------------------------------------------------------------
Government Agency--40.3%
--------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Interest-Only Stripped Mtg.-Backed Security,
Series 180, 13.484%, 10/1/26(1)                               $ 1,610,078  $   534,345
Principal-Only Stripped Mtg.-Backed Security,
Series 179, 3.862%, 9/1/26(2)                                     983,504      715,346
--------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5.89%, 5/21/98                                                  6,500,000    6,510,790
6.03%, 7/7/99                                                   1,990,000    1,990,020
6.07%, 7/1/99                                                   1,220,000    1,219,427
6.29%, 5/7/99                                                   8,480,000    8,512,665
Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Trust 1996-64, Cl. PB, 6.50%, 1/18/19             3,000,000    2,995,290
Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-23, Cl. PN, 8.558%, 4/25/22(1)                       3,624,240    1,598,064
Trust 1997-3, 11.616%, 3/18/26(1)(3)                            3,424,713    1,159,051
Principal-Only Stripped Mtg.-Backed Security:
Trust 267, Cl. 1, 8.77%, 10/1/24(2)                               187,388      141,127
Trust 267, 8.736%, 10/1/24(2)                                     285,769      215,220
--------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security, Series 1997-5, Cl. PJ,
31.318%, 5/20/22(1)                                             2,442,142      503,310
                                                                           -----------
                                                                            26,094,655

--------------------------------------------------------------------------------------
Private--1.5%
--------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1994-C2, Cl. G, 8%, 4/25/25                  969,579      965,186
                                                                           -----------
Total Mortgage-Backed Obligations (Cost $27,077,780)                        27,059,841

======================================================================================
U.S. Government Obligations--10.9%
--------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.82%, 6/16/98(4) (Cost $7,101,709)     7,100,000    7,101,420

======================================================================================
Structured Notes--39.8%
--------------------------------------------------------------------------------------
AIG International, Inc., Goldman Sachs Commodity Total
Return Index Leveraged-Linked Nts., 5.875%, 6/29/98(5)          6,000,000    7,121,612
--------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch) CD
Leveraged-Linked Nts., 5.10%, 11/19/97 (linked to the
Goldman Sachs Commodity Index Excess Return Index)(5)           2,000,000    2,392,800
--------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Goldman Sachs Excess Return Commodity Index Leveraged-Linked
Nts., 5.488%, 12/8/97(5)                                        1,250,000    1,325,250
--------------------------------------------------------------------------------------
Business Development Bank of Canada, Goldman Sachs Excess
Return Commodity Index Leveraged-Linked Commercial Paper,
5.40%, 12/22/97(5)                                              1,000,000    1,048,500


10  Oppenheimer Real Asset Fund


------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                                  Face              Market Value
                                                                  Amount            See Note 1
------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Commodity Option Leveraged-
Linked Trust Nts., Zero Coupon, 9/16/97(6)                       $ 2,000,000         $ 1,895,742
------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs Commodity
Index Leveraged-Linked Nts., 5.469%, 12/4/97(5)                    7,000,000           6,864,668
------------------------------------------------------------------------------------------------
Daiwa Finance Corp. (New York), Daiwa Physical Commodity
Index Leveraged-Linked Nts., 4.625%, 12/18/97(7)(8)                5,000,000           5,147,000
                                                                                     -----------
Total Structured Notes (Cost $24,250,000)                                             25,795,572

================================================================================================
Repurchase Agreements--2.5%
------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.55%, dated 8/29/97, to be repurchased at $1,600,987 on 9/2/97,
collateralized by U.S. Treasury Bonds, 7.25%-11.25%, 2/15/03-
8/15/19, with a value of $1,526,590 and U.S. Treasury Nts.,
5.875%, 10/31/98, with a value of $106,970 (Cost $1,600,000)       1,600,000           1,600,000
------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $60,029,489)                          95.0%         61,556,833
------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                          5.0           3,218,730
                                                                   ---------         -----------
Net Assets                                                             100.0%        $64,775,563
                                                                   =========         ===========

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
3. Securities with an aggregate market value of $1,159,051 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
5. Security is linked to the Goldman Sachs Commodity Index. The index is composed of the future price of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.
6. Security is linked to a "Commodity Option Basket." The basket is composed of options of seventeen different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals).
7. Represents the current interest rate for a variable rate security.
8. Security is linked to the Daiwa Physical Commodity Excess Return Index which is calculated in the same manner as the Daiwa Physical Commodity Index (DPCI), but with a Treasury bill rate of zero. The DPCI is a passively managed index showing the total return from holding unleveraged long positions in futures contracts of physical commodities. Nineteen commodity markets representing five major commodity industry groups are included in the calculation of the DPCI. These five major commodity groups are: grains, metals, energy, livestock and food/fiber.
See accompanying Notes to Financial Statements.

11   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities August 31, 1997
--------------------------------------------------------------------------------


================================================================================
Assets
Investments, at value (cost $60,029,489)--
see accompanying statement                                         $ 61,556,833
--------------------------------------------------------------------------------
Cash                                                                     49,254
--------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                    2,636,587
Interest and principal paydowns                                         609,717
--------------------------------------------------------------------------------
Deferred organization costs--Note 1                                      36,458
--------------------------------------------------------------------------------
Other                                                                     1,102
                                                                   ------------
Total assets                                                         64,889,951

================================================================================
Liabilities
Payables and other liabilities:
Daily variation on futures contracts--Note 5                             49,464
Distribution and service plan fees                                       17,541
Transfer and shareholder servicing agent fees                            15,720
Shares of beneficial interest redeemed                                   13,640
Custodian fees                                                            6,665
Shareholder reports                                                       6,137
Other                                                                     5,221
                                                                   ------------
Total liabilities                                                       114,388

================================================================================
Net Assets                                                         $ 64,775,563
                                                                   ============

================================================================================
Composition of Net Assets
Paid-in capital                                                    $ 62,897,255
--------------------------------------------------------------------------------
Accumulated net investment income                                       537,526
--------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (274,569)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                            1,615,351
                                                                   ------------
Net assets                                                         $ 64,775,563
                                                                   ============


12   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $37,687,452 and 3,655,410 shares of beneficial interest outstanding) $10.31 Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                  $10.94

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $16,470,980 and 1,603,798 shares of beneficial interest outstanding)   $10.27

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $10,616,100 and 1,034,992 shares of beneficial interest outstanding)   $10.26

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,031 and 100 shares of beneficial interest outstanding)   $10.31

See accompanying Notes to Financial Statements.

13   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Operations For the Period Ended August 31, 1997(1)
--------------------------------------------------------------------------------


================================================================================
Investment Income
Interest                                                            $   789,466

================================================================================
Expenses
Management fees--Note 4                                                 130,525
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  12,308
Class B                                                                  30,711
Class C                                                                  23,276
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    40,346
--------------------------------------------------------------------------------
Registration and filing fees                                             15,382
--------------------------------------------------------------------------------
Shareholder reports                                                       7,888
--------------------------------------------------------------------------------
Custodian fees and expenses                                               6,665
--------------------------------------------------------------------------------
Legal and auditing fees                                                   1,419
--------------------------------------------------------------------------------
Trustees' fees and expenses                                                 471
--------------------------------------------------------------------------------
Other                                                                     6,188
                                                                    -----------
Total expenses                                                          275,179

================================================================================
Net Investment Income                                                   514,287

================================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                            (204,721)
Closing of futures contracts                                            (68,371)
                                                                    -----------
Net realized loss                                                      (273,092)
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                        1,615,351
                                                                    -----------
Net realized and unrealized gain                                      1,342,259
================================================================================
Net Increase in Net Assets Resulting from Operations                $ 1,856,546
                                                                    ===========

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
See accompanying Notes to Financial Statements.

14   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    August 31,
                                                                    1997(1)
================================================================================
Operations
Net investment income                                               $   514,287
--------------------------------------------------------------------------------
Net realized loss                                                      (273,092)
--------------------------------------------------------------------------------
Net change in unrealized appreciation                                 1,615,351
                                                                    -----------
Net increase in net assets resulting from operations                  1,856,546
================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                              36,531,028
Class B                                                              16,023,891
Class C                                                              10,363,098
Class Y                                                                   1,000

================================================================================
Net Assets
Total increase                                                       64,775,563
--------------------------------------------------------------------------------
Beginning of period                                                          --
                                                                    -----------
End of period (including accumulated net investment
income of $537,526)                                                 $64,775,563
                                                                    ===========

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
See accompanying Notes to Financial Statements.

15   Oppenheimer Real Asset Fund

---------------------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------------------------------

                                            Class A      Class B      Class C      Class Y
                                            ---------    ---------    ---------    ---------
                                            Period       Period       Period       Period
                                            Ended        Ended        Ended        Ended
                                            August 31,   August 31,   August 31,   August 31,
                                            1997(1)      1997(1)      1997(1)      1997(1)
=============================================================================================
Per Share Operating Data:
Net asset value, beginning of period        $ 10.00      $ 10.00      $ 10.00      $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .09          .07          .08         .20
Net realized and unrealized gain                .22          .20          .18         .11
                                            -------      -------      -------      -------
Total income from investment operations         .31          .27          .26         .31
---------------------------------------------------------------------------------------------
Net asset value, end of period              $ 10.31      $ 10.27      $ 10.26      $10.31
                                            =======      =======      =======      =======

=============================================================================================
Total Return, at Net Asset Value(2)            3.10%        2.70%        2.60%       3.10%

=============================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $37,687      $16,471      $10,616      $    1
---------------------------------------------------------------------------------------------
Average net assets (in thousands)           $18,361      $ 7,388      $ 5,599      $    1
---------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          4.27%        3.35%        3.34%       4.75%
Expenses                                       1.74%        2.56%        2.56%       1.57%
---------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                    38.9 %       38.9 %       38.9 %      38.9 %

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $31,032,770 and $5,519,569, respectively.
See accompanying Notes to Financial Statements.

16   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Oppenheimer Real Asset Fund is a mutual fund that seeks to provide total return as its investment objective. The Fund's investment adviser is OppenheimerFunds, Inc. (the Adviser). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (the Manager or Sub-Adviser), a wholly owned subsidiary of the Adviser. OFI owns 8.18% of the net assets of the Fund as of August 31, 1997. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in commodity-linked structured notes whereby the market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to commodities and increases the notes' volatility relative to the face value of the security. At August 31, 1997, the Fund owned such securities with a face amount of $24,250,000, which generated exposure to commodities of $74,274,362. Fluctuations in value of the security related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. During the period ended August 31, 1997, the market value of these securities comprised an average of 40% of the Fund's net assets, and resulted in realized and unrealized gains of $1,335,377. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note
5.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days


17  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)
or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1997, the
Fund had available for federal income tax purposes an unused capital loss carryover of approximately $187,000, which expires in 2005.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income annually. Distributions from net realized gains on investments, if any, will be declared at least once each year.


18   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Organization Costs. The Adviser advanced $37,476 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Adviser's initial investment in shares of the Fund is withdrawn during the amortization period, by any holder thereof, the redemption proceeds will be reduced by the proportionate amount of the unamortized organization costs represented by the ratio that the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
              During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect an increase in accumulated net realized loss on investments of $1,477, an increase in accumulated net investment income of $23,239, and a decrease in paid-in capital of $21,762.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


19   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                 Period Ended August 31, 1997(1)
                                                 -------------------------------
                                                     Shares           Amount
--------------------------------------------------------------------------------
Class A:
Sold                                               4,102,350       $40,994,666
Redeemed                                            (446,940)       (4,463,638)
                                                   ---------       -----------
Net increase                                       3,655,410       $36,531,028
                                                   =========       ===========
--------------------------------------------------------------------------------
Class B:
Sold                                               1,629,263       $16,280,408
Redeemed                                             (25,465)         (256,517)
                                                   ---------       -----------
Net increase                                       1,603,798       $16,023,891
                                                   =========       ===========
--------------------------------------------------------------------------------
Class C:
Sold                                               1,071,035       $10,719,401
Redeemed                                             (36,043)         (356,303)
                                                   ---------       -----------
Net increase                                       1,034,992       $10,363,098
                                                   =========       ===========
--------------------------------------------------------------------------------
Class Y:
Sold                                                     100       $     1,000
                                                   ---------       -----------
Net increase                                             100       $     1,000
                                                   =========       ===========

1. For the period from March 31, 1997 (commencement of operations) to
August 31, 1997.
================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1997, net unrealized appreciation on investments of $1,527,344 was composed of gross appreciation of $1,889,980, and gross depreciation of $362,636.


20   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Adviser were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.0% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the Sub-Advisory Agreement, the Manager receives from the Adviser the following portions of the annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of net assets in excess of $800 million.
              For the period ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $437,358, of which $109,980 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Adviser, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $563,129 and $88,495, respectively, of which $7,968 was paid to an affiliated broker/dealer for Class B shares. During the period ended August 31, 1997, OFDI received contingent deferred sales charges of $847 and $1,580, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Adviser, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.


21   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class
B and Class C shares, determined as of the close of each regular business day. During the period ended August 31, 1997, OFDI retained $27,304 and $21,022, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1997, OFDI had incurred unreimbursed expenses of $711,823 for Class B and $90,693 for Class C.
================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell commodity futures contracts, primarily to hedge the various commodity exposures inherent in its holdings of hybrid notes that are linked to commodity indices. The Fund may also buy or write put or call options on these futures contracts.
              The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.
              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


22   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
              At August 31, 1997, the Fund had outstanding futures contracts to sell debt securities and commodities as follows:



                                                                   Unrealized
                           Expiration  Number of  Valuation as of  Appreciation
                           Date        Contracts  August 31, 1997 (Depreciation)
--------------------------------------------------------------------------------
COMMODITIES
Agriculture
Cocoa                      9/97         4          $    68,680      $ (8,000)
Coffee                     12/97        2              134,925       (14,925)
Corn                       12/97        1               13,463           238
Cotton                     9/97         7              254,450         8,050
Soybean                    11/97        1               31,275          (525)
Sugar                      10/97       15              194,880           717
Wheat                      12/97       13              256,100        (8,938)

Energy
Crude Oil                  9/97        42              823,620        27,240
Natural Gas                10/97       35              949,900        (4,900)
Unleaded Gas               10/97       30              771,372       (16,002)

Industrial Metals
Copper                     12/97        5              124,125            --

Livestock
Lean Hogs                  10/97       12              338,160        16,560
Live Cattle                10/97       21              564,480        30,880

Precious Metals
Gold 100 oz                12/97       40            1,309,600        88,400
Silver                     12/97       11              257,675        13,025

INDICES
Goldman Sachs
Commodities Index          9/97        75            3,675,000       (33,750)

TREASURIES
U.S. Treasury Nts., 5 yr.  9/97         7              747,250       (10,063)
                                                   -----------      --------
                                                   $10,514,955      $ 88,007
                                                   ===========      ========


23   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Real Asset Fund:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Real Asset Fund as of August 31, 1997, the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 31, 1997 to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
           We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund at August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Denver, Colorado
September 22, 1997


24   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


25   Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Oppenheimer Real Asset Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees     James C. Swain, Chairman and Chief Executive Officer
                          Bridget A. Macaskill, President
                          Robert G. Avis, Trustee
                          William A. Baker, Trustee
                          Charles Conrad, Jr., Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          Raymond J. Kalinowski, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Ned M. Steel, Trustee
                          Russell Read, Sr. Vice President
                          George C. Bowen, Vice President, Treasurer and
                            Assistant Secretary
                          Andrew J. Donohue, Vice President and Secretary
                          Mark J.P. Anson, Vice President
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser        OppenheimerFunds, Inc.

================================================================================
Sub-Adviser               Oppenheimer Real Asset Management, Inc.

================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of              The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors      Deloitte & Touche LLP

================================================================================
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

================================================================================
Special Counsel           Kramer, Levin, Naftalis & Frankel

                          This is a copy of a report to shareholders of Oppenheimer Real Asset Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Real Asset Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


26   Oppenheimer Real Asset Fund

------------------------------------------------------------------------------------------
OppenheimerFunds Family
------------------------------------------------------------------------------------------

==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund        Quest Small Cap Value Fund     Global Fund
Enterprise Fund                Capital Appreciation Fund1     Quest Global Value Fund
International Growth Fund      Quest Capital Value Fund       Disciplined Value Fund
Discovery Fund                 Growth Fund                    Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund

==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund           U.S. Government Trust
High Yield Fund                 Strategic Income Fund          Limited-Term Government Fund
                                Bond Fund

==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)    Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)       Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fun(3)     Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)      Intermediate Municipal Fund    Municipal Fund

==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves

==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

27   Oppenheimer Real Asset Fund

Internet
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information
---------------------------
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---------------------------


General Information
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Sat 10am-4pm ET
---------------------------
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---------------------------


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Sat 10am-4pm ET
---------------------------
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---------------------------


PhoneLink
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---------------------------
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---------------------------


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---------------------------
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---------------------------


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments
---------------------------
  1-800-835-3104
---------------------------


Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
You can count on us whenever you need assis-tance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                              [OPPENHEIMER LOGO]
                                                               Distributor, Inc.
RA0735.001.0897 October 30, 1997